UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ______)

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☒	Definitive Proxy Statement
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☐	Soliciting Material under Rule 14a-12

GENERAL EMPLOYMENT ENTERPRISES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GENERAL EMPLOYMENT ENTERPRISES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held Monday, February 20, 2012

To the Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of General Employment Enterprises, Inc. (the “Company”) which will be held in the Conference Center of the Oakbrook Terrace Tower, First Floor, One Tower Lane, in Oakbrook Terrace, Illinois 60181, on Monday, February 20, 2012, at 11:00 a.m., local time.  Directions to the meeting can be obtained by contacting the Company’s Investor Relations Department at One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181, or by calling (630) 954-0400, ext. 20.

The purpose of the meeting is:

1.	To elect five directors of the Company;
2.	To adopt and approve the Company’s 2011 Incentive Plan; and
3.	To act upon such other matters as may properly be brought before the meeting.

Shareholders of record at the close of business on December 30, 2011 will be entitled to vote at the meeting.  Whether or not you are able to attend the meeting in person, please vote as soon as possible.  You may vote by signing the enclosed proxy card and mailing it in the envelope provided.

For more information about the matters being considered at this meeting, we ask that you read the Proxy Statement on the following pages.  The Company’s 2011 Annual Report to Shareholders is enclosed with the Proxy Statement.

By Order of the Board of Directors

Nancy C. Frohnmaier
Secretary

Oakbrook Terrace, Illinois
January 23, 2012

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on February 20, 2012. The Proxy Statement and the 2011 Annual Report to Shareholders are available at www.genp.com/ir.htm.

YOUR VOTE IS IMPORTANT

Even if you plan to attend the Annual Meeting, you are urged to sign, date and promptly return your proxy in the enclosed postage paid envelope so that your shares can be voted in accordance with your wishes.  If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.  If your shares are held in the name of a bank or brokerage firm, you should check the voting instructions of that firm.

GENERAL EMPLOYMENT ENTERPRISES, INC.
Oakbrook Terrace Tower
One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois  60181

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

This proxy statement and the accompanying proxy card, which are first being sent to shareholders on approximately January 28, 2012, are being furnished in connection with a solicitation of proxies by the Board of Directors of General Employment Enterprises, Inc. (the “Company”), an Illinois corporation, to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Monday, February 20, 2012, at 11:00 a.m., local time, in the Conference Center of the Oakbrook Terrace Tower, First Floor, One Tower Lane, Oakbrook Terrace, Illinois 60181.

VOTING RIGHTS AND SOLICITATION

The voting securities of the Company entitled to be voted at the Annual Meeting are the shares of the Company’s common stock, no par value (“Common Stock”), of which there were 21,699,675 outstanding on December 30, 2011, the record date for the Annual Meeting.  Shareholders are entitled to one vote for each share held except that, in the election of directors, each shareholder has cumulative voting rights.  When voting cumulatively, each shareholder has the number of votes equal to the number of directors to be elected (five) multiplied by the number of his or her shares.  Such number of votes may be divided equally among all nominees, may be cumulated for one nominee, or may be distributed on any basis among as many nominees as is desired.

Each proxy that is properly signed and received before the Annual Meeting will, unless such proxy has been revoked, be voted in accordance with the instructions on such proxy.  If no instruction is indicated on the proxy card, the shares will be voted “FOR” the election of the five nominees for director listed in this proxy statement, and “FOR” the adoption and approval of the Company’s 2011 Incentive Plan.  The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively for the election of directors and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld.  In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

Quorum and Vote Required

A quorum of shareholders is necessary to take action at the Annual Meeting.  A majority of the total outstanding shares of Common Stock of the Company, represented in person or by proxy, will constitute a quorum for purposes of the meeting.

The affirmative vote of a majority of the shares represented at the meeting, in person or by proxy, and entitled to vote is required for the election of directors and to adopt and approve the Company’s 2011 Incentive Plan.

Effect of Broker Non-Votes, Withheld Votes and Abstentions

Shareholders may vote “FOR” or “WITHHOLD” a vote for the election of directors and “FOR”, “AGAINST” or “ABSTAIN” with respect to the Company’s 2011 Incentive Plan.    Withhold votes and abstentions will be treated as shares of Common Stock that are present for purposes of determining the presence of a quorum, but will have the effect of a vote against the election of directors and the proposal to approve the Company’s 2011 Incentive Plan.

Broker non-votes occur when nominees, such as brokers and banks holding shares on behalf of the beneficial owners, are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions at least ten days before the Annual Meeting. If no instructions are given within that time frame, the nominees may vote those shares on matters deemed “routine” by the New York Stock Exchange. On non-routine matters, such as the election of directors and the proposal to approve the Company’s 2011 Incentive Plan, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Broker non-votes are not counted for the purposes of determining the number of shares present in person or represented by proxy on a voting matter.  For these reasons, please promptly sign, date and return the voting instruction card your broker or nominee has enclosed, in accordance with the instructions on the card.

Voting Procedure, Revoking Proxies

Shareholders whose shares are registered in their own names may vote by mailing a completed proxy card as an alternative to voting in person at the Annual Meeting.  To vote by mailing a proxy card, shareholders should sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope.

If shares are registered in the name of a bank or brokerage firm (record holder), shareholders will receive instructions from their record holder that must be followed in order for the record holder to vote the shares in accordance with the shareholder’s instructions.  If shares are held through a bank or brokerage firm and the shareholder wishes to be able to vote in person at the Annual Meeting, the shareholder must obtain a legal proxy from the brokerage firm, bank or other holder of record and present it to the inspector of election with the shareholder’s ballot.

Registered shareholders may revoke or change a previously delivered proxy at any time before the Annual Meeting by delivering another proxy with a later date or by delivering written notice of revocation of their proxy to the Secretary of the Company at its principal executive offices before the beginning of the Annual Meeting.  Shareholders may also revoke their proxy by attending the Annual Meeting and voting in person, although attendance at the Annual Meeting will not, in and of itself, revoke a valid proxy that was previously delivered.  If shares are held through a bank or brokerage firm, shareholders must contact that bank or brokerage firm to revoke any prior voting instructions.  Shareholders may also vote in person at the Annual Meeting if a legal proxy is obtained, as described in the preceding paragraph.

Dissenters’ Rights of Appraisal

Under Illinois law, shareholders are not entitled to appraisal rights or other similar rights in connection with any of the proposals to be voted upon at the Annual Meeting.

Manner and Costs of Solicitation

The cost of preparing, assembling and mailing the proxy materials and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket expenses of transmitting copies of the proxy materials to the beneficial owners of shares held of record by such persons will be borne by the Company.  The Company intends to solicit proxies by the use of mail, but certain officers and regular employees of the Company or its subsidiary, without additional compensation, may use their personal efforts by telephone or otherwise, to obtain proxies.  The Company also reserves the right to retain and compensate a professional solicitor to assist in the solicitation of proxies.

PROPOSAL 1:  ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting, to serve until the 2013 Annual Meeting of Shareholders, or until their successors are elected and qualified.  Proxies will be voted, unless otherwise indicated, for the election of the nominees named below.  The persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors is not withheld) will have full discretion and authority to vote cumulatively and to allocate votes among any or all of the listed nominees for director as they may determine or, if authority to vote for a specified candidate or candidates has been withheld, among those nominees for whom authority to vote has not been withheld.  In any case, and notwithstanding the foregoing, the proxies may be voted for less than the entire number of nominees if any situation arises which, in the opinion of the proxy holders, makes such action necessary or desirable.

Director Nominees

The following information is furnished with respect to each nominee for election as a director. Each nominee has agreed to serve, if elected.

DENNIS W. BAKER, age 65 – Mr. Baker has served as a director of the Company since 2000.  From April 1975 to April 2006, Mr. Baker held various positions with CF Industries Holdings, Inc., a fertilizer manufacturing and distribution company, and most recently served as Treasurer from March 1988 to April 2007, when he retired.  During this time, he also held the following titles at CF Industries Holdings, Inc.: Assistant Treasurer, Director of Financial Planning and Budgeting, Manager of Financial Planning, Manager of Budgets and Capital Expenditure Control, Capital Expenditure Control Analyst and Financial Analyst.  On May 1, 2011 Mr. Baker was elected to the Board of Directors of CIS World, Inc.   Mr. Baker is Chairman of the Audit Committee and is a member of the Compensation and Nominating Committees.  The Company believes that Mr. Baker is qualified to sit on the board of directors because of his extensive management experience.

HERBERT F. IMHOFF, JR., age 62 – Mr. Imhoff has served as a director of the Company since 1986 and as President and Chief Operating Officer of the Company from March 22, 2010 to August 31, 2011. As of August 31, 2011, he no longer serves as Chief Operating Officer of the Company, but has retained his position as President of the Company.  Mr. Imhoff previously served as Chairman of the Board, Chief Executive Officer and President of the Company from July 30, 2001 to June 30, 2009, as Executive Vice President of the Company from 1986 to 2001 and as General Counsel to the Company from 1982 to 2009. The Company believes that Mr. Imhoff is qualified to sit on the board of directors because of his significant high-level management experience and his familiarity with the operations of the Company.

CHARLES W. B. WARDELL III, age 66 – Mr. Wardell has served as a director of the Company since July 1, 2009.  Previously, Mr. Wardell served as Senior Advisor to the Chief Executive Officer of Korn/Ferry International, a multi-national executive recruitment service with currently more than 70 offices in 40 countries, from 1992 to 2007.  Between 1990 and 1992, Mr. Wardell served as President of Nordeman Grimm, a New York based boutique executive placement firm with specialization in placements with marketing and financial services companies. In 1978, he joined American Express as Special Assistant to the Chief Executive Officer, although he also held titles, between 1978 and 1990, of Regional Vice President and General Manager of American Express Company Middle East and Senior Vice President and Chief Operating Officer of Global Private Banking at American Express International Banking Corporation. His experience also encompasses Senior Vice President, both at Travelers and Mastercard International, as well as Executive Vice President of Diners Club at Citicorp.  Mr. Wardell served on the board of Cowen & Co. from 2006 to 2010. Mr. Wardell is Chairman of the Compensation Committee and is a member of the Audit and Nominating Committees.  Additionally, Mr. Wardell has served as President and CEO of Witt/Kieffer.  The Company believes that Mr. Wardell is qualified to sit on the board of directors because of his experience serving placement companies and the financial industry.

THOMAS C. WILLIAMS, age 51 – Mr. Williams has served as a director of the Company since July 9, 2009.  Since 2005, Mr. Williams has served as acting Vice Chairman of Capital Management of Bermuda (previously Travelers of Bermuda), a company providing pension benefits for expatriates who have worked outside the U.S. and accrued benefits towards their retirement which are not covered by their domestic pension plans. Additionally, Mr. Williams has served as the Chief Executive Officer of Innova Insurance Ltd., a Bermuda based insurer, which provides extension risk to the Capital Markets on life insurance related assets. Mr. Williams is Chairman of the Nominating Committee and is a member of the Audit and Compensation Committees. The Company believes that Mr. Williams is qualified to sit on the board of directors because of his significant management experience.

SALVATORE J. ZIZZA, age 66– Mr. Zizza has served as a director of the Company since January 8, 2010 and as Chief Executive Officer since December 23, 2009. Mr. Zizza currently serves as Chairman of Metropolitan Paper Recycling, Inc., a privately owned and operated material recovery and waste removal company, where he has worked since 2005.  Mr. Zizza serves as Chairman of Bethlehem Advanced Materials, a company that designs and manufactures specialty high-temperature furnaces that are used for the processing and manufacturing of a wide variety of advanced materials, since 1995.  Mr. Zizza served as the President and Treasurer of Initial Acquisition Corp., from 1992 until March 1997, at which time Initial Acquisition Corp. merged with Hollis-Eden Pharmaceuticals.  He has served Harbor Biosciences (formerly Hollis-Eden) as a member of the board of directors since March 1997 and the non-executive Chairman of the board of directors since March 2009. Mr. Zizza was President and Chief Financial Officer of NICO Construction Company, Inc., a construction company, until 1985, when NICO Construction Company, Inc. merged with The LVI Group, Inc.  Prior to joining NICO Construction Company, Inc., Mr. Zizza was an independent financial consultant and had been a lending officer for Chemical Bank.  In addition to the aforementioned, Mr. Zizza’s current and former directorships include: The Gabelli Equity Trust (NYSE), The Gabelli Asset Fund, The Gabelli Growth Fund, The Gabelli Convertible and Income Securities Fund, The Gabelli Utility Trust Fund (NYSE), The Gabelli Global Multimedia Trust (NYSE), The Gabelli Equity Series Fund, The Gabelli Dividend and Income Trust, The Gabelli Gold Fund, the Gabelli International Growth Fund, The Gabelli Global Gold Natural Resources, Westwood Funds, Earl Scheib Inc (NASDAQ), and Trans-Lux Corporation. The Company believes that Mr. Zizza is qualified to sit on the board of directors because of his years of leadership in board and management positions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION
OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS

Executive Officers

The executive officers of the Company as of January 19, 2012 are as follows:

Name	Age	Position
Salvatore J. Zizza	66	Chief Executive Officer
Herbert F. Imhoff, Jr.	62	President
Brad A. Imhoff	49	Chief Operating Officer, President of the Professional Staffing Division
Jarett A. Misch	43	Chief Financial Officer, Treasurer
Katy M. Gallagher	28	Vice President of Operations, Vice President of the Professional Staffing Division

See “Election of Directors - Director Nominees” for the biographical information of Messrs. Zizza and Imhoff, Jr.

BRAD A. IMHOFF – Mr. Imhoff has served as Chief Operating Officer and President of the Professional Staffing Division since September 1, 2011.  Prior to joining the Company, Mr. Imhoff, co-founded Ashley Ellis, LLC (“Ashley Ellis”) a company that provided services related to the recruitment and placement of technical personnel, in January 2009 and served as its Chief Executive Officer and sole member from January 2009 until August 31, 2011, at which time substantially all of the assets of Ashley Ellis were acquired by the Company.  Prior to founding Ashley Ellis, Mr. Imhoff worked as a sales consultant and participated in sales training seminars from January 2005 to January 2009.  Prior to that, Mr. Imhoff managed and co-owned Camden Aviation LLC, a private jet charter company, from January 2000 to January 2005 and, co-founded and served as Chief Executive Officer of Camden Vale Corporation, an information technology recruiting firm, from January 1995 to October 2001.  Mr. Imhoff previously served as Vice President of Staffing of the Company from October 1985 to January 1995.

JARETT A. MISCH – Mr. Misch was appointed Chief Financial Officer and Treasurer of the Company on January 3, 2012.  From October 2007 to June 2011, Mr. Misch served as Vice President – Accounting at National Express Corp., the second largest school bus transportation company in North America, where he was responsible for all accounting, payroll, treasury, financial reporting, internal controls and tax matters.  Prior to National Express, he served as Vice President, Controller and Chief Accounting Officer at Factory Card & Party Outlet, a publicly traded retail company from April 1999 to February 2007.  He has experience in SEC reporting, Sarbanes Oxley compliance and IFRS.  Mr. Misch holds a B.S. in business from Indiana University and is a Certified Public Accountant.

KATY M. GALLAGHER – Ms. Gallagher has served as Vice President of Operations and Vice President of the Professional Staffing Division since September 1, 2011. Prior to joining the Company, Ms. Gallagher co-founded Ashley Ellis, a company that provided services related to the recruitment and placement of technical personnel, and served as its Chief Operations Officer and Vice President until August 31, 2011, when Ashley Ellis become a wholly owned subsidiary of the Company. Prior to founding Ashley Ellis, Ms. Gallagher served as a consultant from 2006-2008 for the Company and, previously, for Austin Vale, an India-based recruitment firm for technical personnel. In this position, Ms. Gallagher consulted on strategic planning, marketing and training. Prior to that, Ms. Gallagher was the sole owner of Ashton Zane Inc, a provider of sales training seminars across the country, from 2004 to 2006.

All executive officers are elected annually by the Board of Directors at the first meeting of the board held following each Annual Meeting of Shareholders, and they hold office until their successors are elected and qualified.

Brad A. Imhoff is the brother of Herbert F. Imhoff, Jr., a director and President of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC.  Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended September 30, 2011, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filing requirements except for the following: Salvatore J. Zizza was late filing a Form 4; Brad A. Imhoff was late filing a Form 3 to report one transaction; Katy M. Gallagher was late filing a Form 3 to report one transaction; Thomas C. Williams was late filing a Form 3 disclosing him as a Director; Charles W. B. Wardell III failed to file a Form 3 and a Form 4 to report one transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

On August 31, 2011, the Company entered into an asset purchase agreement (the “Ashley Purchase Agreement”) with Ashley Ellis, an Illinois limited liability company, and Brad A. Imhoff for the purchase of certain assets of Ashley Ellis, including customer lists, comprising Ashley Ellis’ services business. Ashley Ellis’ services business was operated from offices in Illinois, Texas and Georgia and provided services related to the recruitment and placement of technical personnel. The Ashley Purchase Agreement was deemed effective on September 1, 2011.

Brad A. Imhoff is the brother of Herbert F. Imhoff, Jr., a director and President of the Company. Brad A. Imhoff and Ashley Ellis, an entity of which Brad A. Imhoff is the sole member and Chief Executive Officer, were parties to the transaction. As consideration for the assets, the Company paid Ashley Ellis $200,000 on the date of closing and agreed to pay Ashley Ellis an additional $200,000 within six months of closing. The Company also agreed to issue to Ashley Ellis 1,250,000 restricted shares of the Company’s common stock. As the sole member of Ashley Ellis, Brad A. Imhoff has an interest in the entire consideration paid by the Company to Ashley Ellis for the assets.

In connection with the transactions contemplated by the Ashley Purchase Agreement, on August 31, 2011, the Company and Ashley Ellis entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Ashley Ellis was granted certain piggyback registration rights with respect to the shares to be issued to Ashley Ellis under the Ashley Purchase Agreement. The Registration Rights Agreement contains certain indemnification provisions for the benefit of the Company and Ashley Ellis and other customary provisions.

Also in connection with the transactions contemplated by the Ashley Purchase Agreement, on August 31, 2011, the Company entered into an employment agreement and change in control agreement with Katy M. Gallagher, as more fully described below under “Executive Compensation – Employment and Change in Control Agreement.”

Brad A. Imhoff and Katy M. Gallagher are engaged to be married.

BOARD OF DIRECTORS AND ITS COMMITTEES

Board Leadership Structure and Role in Risk Oversight

The Board of Directors believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise. The Board of Directors believes that the combined role of Chairman and Chief Executive Officer is in the best interest of shareholders because it promotes strategy development and execution, and facilitates information flow between management and the Board of Directors, which are essential to effective governance.  The Board of Directors does not have a lead independent director.

The Board of Directors provides overall risk oversight for the Company as part of its normal, ongoing responsibilities. It receives reports from Mr. Zizza and other members of senior management on a periodic basis on areas of risk facing the Company. In addition, board committees oversee specific elements of risk or potential risk.

Director Independence

The Board of Directors has determined that each director and each nominee for director, other than Mr. Imhoff, Jr. and Mr. Zizza, is an independent director under the listing standards of the NYSE Amex Stock Exchange.  In addition, the Board of Directors has determined that each current member of the Audit Committee meets the additional independence criteria required for audit committee membership under the listing standards of the NYSE Amex Stock Exchange and Rule 10A-3 of the Exchange Act.

Board and Committee Meetings

The Board of Directors meets on a regularly scheduled basis to review significant developments affecting the Company and to act on matters requiring Board approval.  It also holds special meetings when an important matter requires Board action between scheduled meetings.  The Board of Directors held eight meetings during the last fiscal year.  No director of the Company attended less than 75% of the total meetings of the Board and Committees on which such Board members served during this period.

The members of the Board of Directors are expected to attend the Company’s Annual Meeting of Shareholders.  All of the director nominees were present at the prior year’s Annual Meeting, which was held on February 10, 2011.

There are three standing committees of the Board of Directors, which are the Nominating Committee, the Audit Committee and the Compensation Committee.

Nominating Committee

The functions of the Nominating Committee are to assist the Board of Directors in identifying, interviewing and recommending to the Board of Directors qualified candidates to fill positions on the board.  The Nominating Committee met one time during fiscal 2011.

The Company does not have a policy regarding the consideration of diversity, however defined, in identifying nominees for director.  Instead, in evaluating candidates to serve on the Company’s Board of Directors, consideration is given to the level of experience, financial literacy and business acumen of the candidate.  In addition, qualified candidates for director are those who, in the judgment of the Nominating Committee, have significant decision-making responsibility, with business, legal or academic experience.  The Nominating Committee will consider recommendations for board candidates that are received from various sources, including directors and officers of the Company, other business associates and shareholders, and all candidates will be considered on an equal basis, regardless of source.

Shareholders may contact the Nominating Committee to make such recommendations by writing in care of the Secretary of the Company, at One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.  Submissions must be in accordance with the Company’s By-Laws and include: (a) a statement that the writer is a shareholder and is proposing a candidate for consideration by the Nominating Committee; (b) the name, address and number of shares beneficially owned by the shareholder; (c) the name, address and contact information of the candidate being recommended; (d) a description of the qualifications and business experience of the candidate; (e) a statement detailing any relationships between the candidate and the Company and any relationships or understandings between the candidate and the proposing shareholder; and (f) the written consent of the candidate that the candidate is willing to serve as a director if nominated and elected.

The Nominating Committee is presently composed of three non-employee directors:  Thomas C. Williams (Chairman), Dennis W. Baker, and Charles W. B. Wardell III.

The Board of Directors has adopted a written charter for the Nominating Committee.  The Nominating Committee Charter is not available on the Company’s website.  A copy of the Nominating Committee Charter  was attached as an appendix to the proxy statement prepared in connection with the February 10, 2011 Annual Meeting of Shareholders.

Audit Committee

The Audit Committee is primarily concerned with the effectiveness of the Company’s accounting policies and practices, its financial reporting and its internal accounting controls.  In addition, the Audit Committee reviews and approves the scope of the annual audit of the Company’s books, reviews the findings and recommendations of the independent registered public accounting firm at the completion of their audit, and approves annual audit fees and the selection of an auditing firm.  The Audit Committee met six times during fiscal 2011.  In addition, the Chairman of the Audit Committee participated in three quarterly meetings in fiscal 2011, to review earnings press releases and the Company’s filings on Form 10-Q with members of management and the Company’s independent registered public accounting firm.

The Audit Committee is presently composed of three non-employee directors:  Dennis W. Baker (Chairman), Charles W. B. Wardell III and Thomas C. Williams.  The Board of Directors has determined that Mr. Baker, Mr. Wardell and Mr. Williams are each an “audit committee financial expert” as defined by rules of the SEC.

The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter is not available on the Company’s website.  A copy of the Audit Committee Charter is attached as appendix A to this proxy statement.

Compensation Committee

The Compensation Committee has the sole responsibility for approving and evaluating the officer compensation plans, policies and programs.  It may not delegate this authority. It meets as often as necessary to carry out its responsibilities.  The Compensation Committee has the authority to retain compensation consultants, but has not done so.  The Compensation Committee met three times during fiscal 2011.

In the past, the Compensation Committee has met each September to consider the compensation of the Company’s executive officers, including the establishment of base salaries and performance targets for the succeeding year, and the consideration of stock option awards.  Management provides the Compensation Committee with such information as may be requested by the Compensation Committee, which in the past has included historical compensation information of the executive officers, tally sheets, internal pay equity statistics, and market survey data.  Under the guidelines of the NYSE Amex Stock Exchange, the chief executive officer may not be present during the Compensation Committee’s deliberations regarding his compensation.  If requested by the committee, the chief executive officer may provide recommendations regarding the compensation of the other officers.

The Compensation Committee also has the responsibility to make recommendations to the Board of Directors regarding the compensation of directors.

The Compensation Committee is presently composed of three non-employee directors:  Charles W. B. Wardell III (Chairman), Dennis W. Baker, and Thomas C. Williams.

The Board of Directors has adopted a written charter for the Compensation Committee.  The Compensation Committee Charter is not available on the Company’s website. A copy the Compensation Committee Charter was attached as an appendix to the proxy statement prepared in connection with the March 22, 2010 Annual Meeting of Shareholders.

Shareholder Communications

The Board of Directors has established a procedure by which shareholders of the Company can communicate with the Board of Directors.  Shareholders interested in communicating with the Board of Directors as a group or with individual directors may do so, in writing.  Correspondence to the directors should be sent by regular mail c/o the Secretary, General Employment Enterprises, Inc., One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.  Any such correspondence will be reviewed by the Secretary, who will then forward it to the appropriate parties.  Communications that are solicitations or deemed to be irrelevant to the Board of Directors’ responsibilities may be discarded, at the discretion of the Secretary.

Nominations for Directors

The By-Laws of the Company establish procedures for the nomination of candidates for election to the Board of Directors.  The By-Laws provide that the nominations may be made by the Board of Directors or by a committee appointed by the Board of Directors.  Any shareholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting of Shareholders, provided that such shareholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding Annual Meeting of Shareholders.  Each such notice must set forth (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings involving any two or more of the shareholders, each such nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder or relating to the Company or its securities or to such nominee’s service as a director if elected; (d) such other information regarding such nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Company, if so elected.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Listed in the following table is information concerning persons known to the Company to be beneficial owners of more than five percent of the Company’s outstanding Common Stock, and information concerning the beneficial ownership of the Company’s outstanding Common Stock by each director, director nominee and named executive officer, as defined below, individually, and by all current directors and executive officers as a group.  Unless noted otherwise, the named persons have sole voting and dispositive power over the shares listed.  Except as noted otherwise, the information is as of December 30, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Trinity HR Services, LLC(1) Trinity HR, LLC 11921 Brinley Avenue Louisville, KY 40243	12,825,281 (1)	58.3%

Big Red Investments Partnership Ltd. 5025 W. Lemon Street Tampa, Florida 33609	1,476,015 (2)	6.7%

Dennis W. Baker.	73,800 (3)	*

Herbert F. Imhoff, Jr.	945,324 (4)	4.3%

Charles W. B. Wardell III	16,000 (5)	*

Thomas C. Williams	6,000(6)	*

Salvatore J. Zizza	97,202(7)	*

Brad A. Imhoff	1,252,300(8)	5.7%

Jarett A. Misch	-	-

Katy M. Gallagher	-	-

All current directors and executive officers as a group (8 individuals)	2,390,626	10.9%

*  Represents less than 1%.

(1)           Based on the Schedule 13D filings filed on January 3, 2012 by each of Trinity HR Services, LLC, a Delaware limited liability company (“Trinity Services”), Trinity HR, LLC, a Kentucky limited liability company (“Trinity HR”), Brandon Simmons, Jeff Moody and J. Sherman Henderson III.  Trinity Services owns directly 9,325,281 shares of Common Stock, Trinity HR owns directly 3,500,000 shares of Common Stock, and each of the Messrs. Simmons, Moody and Henderson, as co-managers of Trinity Services and Trinity HR, may be deemed to beneficially own, in the aggregate the 12,825,281 shares of Commons Stock owned directly by Trinity Services and Trinity HR.

(2)           Based on the Schedule latest 13D filed by Big Red Investments Partnership Ltd., Bucknoletan Management, LLC and Thomas J. Bean on June 16, 2010.  Each of Bucknoletan Management, LLC, as the general partner of Big Red Investments Partnership Ltd., and Mr. Bean, as the manager of Bucknoletan Management, LLC, may be deemed to beneficially own the shares of Common Stock owned directly by Big Red Investments Partnership Ltd.

(3)           Represents (i) 52,800 shares of Common Stock owned and (ii) 21,000 shares issuable upon the exercise of stock options that are currently exercisable.

(4)           Represents (i) 500,000 shares of Common Stock owned directly by Mr. Imhoff, Jr., (ii) 439,324 shares of Common Stock owned directly by the Herbert F. Imhoff, Jr. Revocable Trust, of which Mr. Imhoff, Jr. is the sole trustee and (iii) 6,000 shares issuable upon the exercise of stock options that are currently exercisable.

(5)           Represents (i) 10,000 shares of Common Stock owned and (ii) 6,000 shares issuable upon the exercise of stock options that are currently exercisable.

(6)           Represents 6,000 shares issuable upon the exercise of stock options that are currently exercisable.

(7)           Represents 97,202 shares of Common Stock owned.

(8)           Represents (i) 1,250,000 shares of Common Stock related to the acquisition of Ashley Ellis LLC, (ii) 1,150 shares of Common Stock directly owned and (iii) 1,150 shares of Common Stock owned by Mr. Imhoff’s daughter, Lisa Imhoff.

Note the 1,500,000 stock options contemplated in the Company’s 2011 Incentive plan issued to the Company’s Board of Directors are excluded from this table as the plan is subject to shareholder approval.

Change in Control of the Company

On January 3, 2012, each of Trinity Services, Trinity HR, Brandon Simmons, Jeff Moody and J. Sherman Henderson III (collectively, the “Trinity Group”) filed Schedule 13Ds (the “Schedule 13D Filings”) with the SEC disclosing that each of Messrs. Simmons, Moody and Henderson, as co-managers of Trinity Services and Trinity HR, may be deemed to beneficially own, in the aggregate, 12,825,281 shares of the Common Stock, or approximately 58.3% of the issued and outstanding Common Stock based on the number of shares outstanding and shares issuable upon exercise of options as of September 30, 2011, reported by the Company in its Annual Report on Form 10-K for the period ended September 30, 2011, filed on December 29, 2011, constituting a change of control for the Company.

Gregory L. Skaggs, the sole member of PSQ, LLC, a Kentucky limited liability company (“PSQ”), which owned 9,325,281 shares of Common Stock, or approximately 42% of the issued and outstanding Common Stock (the “PSQ Shares”), sold his entire membership interest in PSQ to Trinity Services, effective as of December 12, 2011, which Trinity Services distributed to itself on December 13, 2011.  The PSQ Shares were purchased by Trinity Services for $500,000, payable in monthly installments through seller financing from Mr. Skaggs and approximately $45,000 of short term borrowings from Derby Capital, LLC, an affiliate of Messrs. Henderson and Moody.  Trinity Services has pledged the PSQ Shares to Mr. Skaggs as collateral for payment of the balance of the purchase price.

Trinity HR acquired 3,500,000 shares of Common Stock (the “RFFG Shares” and, together with the PSQ Shares, the “Shares”) or approximately 16% of the issued and outstanding Common Stock, from RFFG, LLC, a wholly owned subsidiary of Trinity HR (“RFFG”) on December 21, 2011 as a distribution from RFFG.  Trinity HR acquired RFFG from WTS Acquisition LLC on September 8, 2011.  RFFG previously obtained beneficial ownership of the RFFG Shares in early September 2011 as a prospective purchase price payment from the Company to RFFG in connection with the sale by RFFG to the Company of a portion of its business on December 30, 2010.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table summarizes all compensation awarded to, earned by or paid to all individuals serving as the Company’s principal executive officer, its two most highly compensated executive officers other than the principal executive officer, and up to two additional individuals who were serving as executive officers at the end of the last completed fiscal year, for each of the last two completed fiscal years.  These individuals are referred to throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Salvatore J. Zizza	2011	97,667	––	––	––	97,667
Chief Executive Officer	2010	76,000	––	––	328	76,328	(1)
and Chairman of the Board

Herbert F. Imhoff, Jr.(2)	2011	––	––	––	180,000	180,000
President	2010	––	––	––	180,067	180,067

Marilyn L. White(3)	2011	137,500	––	––	32,500	170,000
Vice President	2010	150,000	––	17,150	672	167,822

James R. Harlan(4)	2011	119,167	––	––	––	119,167
Chief Financial Officer	2010	18,333	––	3,100	––	21,433
And Treasurer

(1)
Does not include $46,000 in consulting fees paid by PSQ to Mr. Zizza subsequent to the date he became employed by the Company on December 23, 2009, which fees were paid pursuant to a consulting agreement entered into between PSQ and Mr. Zizza in March 2009.  Under the terms of such consulting agreement, Mr. Zizza provided PSQ with certain services in connection with its investment in the Company.  The consulting agreement was terminated in February 2010.

(2)	As of August 31, 2011, Herbert F. Imhoff, Jr. no longer serves as Chief Operating Officer of the Company.
(3)	On August 31, 2011, Marilyn L. White was terminated from her position as Vice President of the Company.
(4)	On December 30, 2011, James Harlan was terminated from his position as Chief Financial Officer and Treasurer.

Employment and Change in Control Agreements

Salvatore J. Zizza: On September 7, 2011, the Company and Salvatore J. Zizza, the Company’s Chairman and Chief Executive Officer, entered into an employment agreement (the “Zizza Employment Agreement”) and a change of control agreement (the “Zizza Change of Control Agreement”), each dated as of September 1, 2011.  The Zizza Employment Agreement provides for a two-year term ending on September 1, 2013, unless Mr. Zizza’s employment is earlier terminated by either party in accordance with the provisions thereof.  Mr. Zizza is to receive a base salary at the rate of $120,000 per year, subject to increase in the discretion of the Board of Directors of the Company.  Mr. Zizza will also receive a life insurance policy with coverage equal to two times his base salary and a disability income insurance policy with coverage equal to 50% of his base salary.  Mr. Zizza will be entitled to receive equity compensation on the same terms and conditions as other executives and members of the Board of Directors of the Company.  In the event that Mr. Zizza’s employment is terminated (other than as a result of Mr. Zizza’s death or disability) either (i) by the Company for a reason other than Cause or (ii) by Mr. Zizza for Good Reason (each as defined in the Zizza Employment Agreement), Mr. Zizza will continue to receive his base salary and other benefits provided under the Zizza Employment Agreement for the remainder of the term of the Zizza Employment Agreement.

The term of the Zizza Change of Control Agreement commenced on September 1, 2011 and will terminate on the earlier of (i) two years following the date of execution; (ii) termination of Mr. Zizza’s employment; or (iii) the execution of a written agreement between the Company and Mr. Zizza terminating the Zizza Change of Control Agreement.  Under the Zizza Change of Control Agreement, in the event that the Company terminates Mr. Zizza’s employment without Cause or Mr. Zizza resigns with Good Reason after a Change of Control (each as defined in the Zizza Change of Control Agreement), Mr. Zizza will receive, subject to his execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Zizza Employment Agreement; (ii) continuation of health insurance benefits for six months following his separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Mr. Zizza and his family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Mr. Zizza separates from service.

Brad A. Imhoff:  In connection with Brad A. Imhoff’s appointment as Chief Operating Officer of the Company, the Company entered into an employment agreement (the “Imhoff Employment Agreement”) and a change of control agreement (the “Imhoff Change of Control Agreement”) with Mr. Imhoff, each dated as of August 31, 2011.  The Imhoff Employment Agreement provides for a three-year term ending on September 1, 2014, unless Mr. Imhoff’s employment is earlier terminated in accordance with the provisions thereof.  Mr. Imhoff is to receive a base salary at the rate of $180,000 per year for the term of the Imhoff Employment Agreement.  Mr. Imhoff is also entitled to receive an annual bonus equal to 10% of the increase in profits earned by the Company’s Professional Staffing Division over the prior fiscal year minus an agreed upon corporate allocation and not including any profits of acquired entities or assets until the applicable earnout periods related thereto have expired.  The fiscal year ending September 30, 2011 will be used as the first baseline to determine the profitability bonus and will be used in subsequent years to determine the profitability bonus to the extent that profits in subsequent years are less than profits for the fiscal year ending September 30, 2011. Upon the expiration of the term of the Imhoff Employment Agreement or termination of Mr. Imhoff’s employment by the Company with cause under the circumstances set forth in the Imhoff Employment Agreement, the Company’s obligations are limited generally to paying Mr. Imhoff his base salary through the termination date.

The term of the Imhoff Change of Control Agreement commenced on August 31, 2011 and will terminate on the earlier of (i) three years following the date of execution; (ii) termination of Mr. Imhoff’s employment; or (iii) the execution of a written agreement between the Company and Mr. Imhoff terminating the Imhoff Change of Control Agreement.  Under the Imhoff Change of Control Agreement, in the event that the Company terminates Mr. Imhoff’s employment without Cause or Mr. Imhoff resigns with Good Reason after a Change of Control (each as defined in the Imhoff Change of Control Agreement), Mr. Imhoff will receive, subject to his execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Imhoff Employment Agreement; (ii) continuation of health insurance benefits for six months following his separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Mr. Imhoff and his family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Mr. Imhoff separates from service.

Katy M. Gallagher:  On August 31, 2011, the Company and Katy Gallagher, Vice President Operations, entered into an employment agreement (the “Gallagher Employment Agreement”) and a change of control agreement (the “Gallagher Change of Control Agreement”).  Ms. Gallagher will serve as the Vice President of Operations and the Vice President of the Professional Staffing Division of the Company.  The Gallagher Employment Agreement provides for a three-year term ending on September 1, 2014, unless Ms. Gallagher’s employment is earlier terminated in accordance with the provisions thereof.  Ms. Gallagher is to receive a base salary at the rate of $150,000 per year for the term of the Gallagher Employment Agreement.  Upon the Death, Disability, expiration of the term of the Gallagher Employment Agreement, or a termination of Ms. Gallagher’s employment with Cause (each as defined in the Gallagher Employment Agreement), the Company’s obligations are limited generally to paying Ms. Gallagher her base salary through the termination date.

The term of the Gallagher Change of Control Agreement commenced on August 31, 2011 and will terminate on the earlier of (i) three years following the date of execution; (ii) termination of Ms. Gallagher’s employment; or (iii) the execution of a written agreement between the Company and Ms. Gallagher terminating the Gallagher Change of Control Agreement.  Under the Gallagher Change of Control Agreement, in the event that the Company terminates Ms. Gallagher’s employment without Cause or Ms. Gallagher resigns with Good Reason after a Change of Control (each as defined in the Gallagher Change of Control Agreement), Ms. Gallagher will receive, subject to her execution of a separation agreement and release of claims in a form reasonably satisfactory to the Company, (i) a lump sum payment equal to all unpaid compensation remaining from the day of separation to the end of the term of the Gallagher Employment Agreement; (ii) continuation of health insurance benefits for six months following her separation from service; (iii) reimbursement for the premiums associated with COBRA for 18 months following the six-month continuation of health insurance period; and (iv) the same percentage of Company-paid group-term life insurance benefits as were provided to Ms. Gallagher and her family under plans of the Company as of the Change of Control for a total of twenty-four months following the year in which Ms. Gallagher separates from service.

Consulting Agreement
In connection with the completion of the sale of shares of Common Stock to PSQ on July 1, 2009, Mr. Imhoff, Jr. resigned from his positions as Chairman of the Board, Chief Executive Officer and President of the Company and his employment agreement with the Company was replaced by a new consulting agreement.  Under the consulting agreement, dated as of June 22, 2009, the Company became obligated to pay an annual consulting fee of $180,000 over a five-year period and to issue 500,000 shares of Common Stock to Mr. Imhoff, Jr. in exchange for his service to the Company.

Option Awards
The option awards column represents the fair value of the stock options as measured on the grant date.  The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 16 - Stock Option Plans” in the notes to consolidated financial statements in the Company’s Annual Report for fiscal 2011 accompanying this proxy statement.

All stock options awarded to the named executive officers during fiscal 2010 were at option prices that were equal to the market price on the date of grant, had vesting dates two years or less after the date of grant, and had expiration dates ten years after the date of grant.  There were no stock options awarded in fiscal 2011.

All Other Compensation

Name	Year	Executive Retirement Plan ($)	Consulting Fees ($)	Other ($)(1)		Total All Other Compensation ($)

Salvatore J. Zizza	2011	––	––	––		––
Chief Executive Officer and Chairman of the Board	2010	––	––	328		328	(2)

Herbert F. Imhoff, Jr.	2011	––	180,000	––		180,000
President	2010	––	180,000	67		180,067

Marilyn L. White	2011	––	––	32,500	(3)	32,500
Vice President	2010	––	––	672		672

(1)	Includes contributions to the Company’s 401(k) Incentive Savings Plan.
(2)
Does not include $46,000 in consulting fees paid by PSQ to Mr. Zizza subsequent to the date he became employed by the Company on December 23, 2009, which fees were paid pursuant to a consulting agreement entered into between PSQ and Mr. Zizza in March 2009.  Under the terms of such consulting agreement, Mr. Zizza provided PSQ with certain services in connection with its investment in the Company.  The consulting agreement was terminated in February 2010.

(3)	Amount represents severance payment made to Ms. White.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding stock options held by each of the named executive officers as of September 30, 2011.  At that date, there were no outstanding stock awards.

Outstanding Equity Awards at September 30, 2011 – Option Awards

	Number of Securities Underlying Unexercised Options (#)			Option	Option
Name	Exercisable	Unexercisable		Exercise Price ($)	Expiration Date

Salvatore J. Zizza	—	—		—	—

Herbert F. Imhoff, Jr.	6,000	9,000	(1)	0.73	9/29/2019

(1)	The options vest at the rate of 3,000 every year beginning on September 30, 2012

Please note included in this proxy is the 2011 Incentive Plan, pending shareholder approval, which would grant Mssrs. Zizza and Imhoff, Jr. 300,000 stock options each which would vest at the rate of 100,000 beginning on December 31, 2012.

Retirement Benefits

The Company does not maintain a tax-qualified defined benefit retirement plan for any of its executive officers or employees.  The Company has a 401(k) retirement plan in which all full-time employees may participate after one year of service.

Potential Payments upon Termination of Employment or Change in Control

We have entered into certain agreements (such as the employment agreements discussed above under the caption “Employment and Change in Control Agreements”) and maintain certain plans that require us to provide compensation to the named executive officers in the event of certain terminations of their employment or if the Company experiences a change in control. The amount of compensation that would be payable at September 30, 2011 to each named executive officer for such terminations is shown in the tables below.

Salvatore J. Zizza:

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control	Good Reason
Compensation:
Base Salary Continuance	$––	$230,000	$––	$––	$230,000	$230,000
Vacation Pay	––	20,000	––	––	20,000	20,000

Benefits and Perquisites:
Life Insurance	––	626	––	––	626	626
Disability Insurance	––	736	––	––	736	736
Medical Dental Vision	––	––	––	––	––	––
Total	$––	$251,362	$––	$––	$251,362	$251,362

Brad A. Imhoff:

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control	Good Reason
Compensation:
Base Salary Continuance	$––	$525,000	$––	$––	$525,000	$525,000
Vacation Pay	––	45,000	––	––	45,000	45,000

Benefits and Perquisites:
Life Insurance	––	952	––	––	952	952
Disability Insurance	––	1,680	––	––	1,680	1,680
Medical Dental Vision	––	16,381	––	––	16,381	16,381
Total	$––	$581,013	$––	$––	$581,013	$581,013

Katy M. Gallagher:

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Not for Cause Termination	Death or Disability	For Cause Termination	Change in Control	Good Reason
Compensation:
Base Salary Continuance	$––	$437,500	$––	$––	$437,500	$437,500
Vacation Pay	––	37,500	––	––	37,500	37,500

Benefits and Perquisites:
Life Insurance	––	952	––	––	952	952
Disability Insurance	––	1,400	––	––	1,400	1,400
Medical Dental Vision	––	16,381	––	––	16,381	16,381
Total	$––	$493,733	$––	$––	$493,733	$493,733

DIRECTOR COMPENSATION

Compensation of Directors

Under the Company’s standard compensation arrangements that were in effect during fiscal 2011, each non-employee director received a monthly retainer of $2,000 with the exception of Mr. Baker who received $2,500 per month from March 2011 forward.  Directors did not receive any additional compensation for attendance at meetings of the Board of Directors or its committees.  Employees of the Company did not receive any additional compensation for service on the Board of Directors.

The following table sets forth information concerning the compensation paid to each of the non-employee directors during fiscal 2011:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	Total ($)

Dennis W. Baker	27,500	--	27,500
Herbert F. Imhoff, Jr.	24,000	--	24,000
Charles W. B. Wardell III	24,000	--	24,000
Thomas C. Williams	24,000	--	24,000

 (1)           The aggregate number of outstanding option awards at the end of fiscal 2011 were as follows for each of the non-employee directors:  Mr. Baker – 30,000; Mr. Imhoff, Jr. – 15,000; Mr. Wardell – 15,000; Mr. Williams – 15,000.

Option Awards
The option awards column represents the fair value of the stock options as measured on the grant date.  The methods and assumptions used to determine the fair value of stock options granted are disclosed in “Note 16 - Stock Option Plans” in the notes to consolidated financial statements in the Company’s Annual Report for fiscal 2011 accompanying this proxy statement.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.  The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited consolidated financial statements in the Annual Report with Company management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, BDO USA, LLP, which is responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States of America, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61, Communication With Audit Committees (as amended), and by the Public Company Accounting Oversight Board (United States) in Rule 3200T.  In addition, the Audit Committee has discussed with the independent registered public accounting firm the firm’s independence from Company management and the Company, including the matters in the letter from the firm required by Rule 3526 of the Public Company Accounting Oversight Board, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit.  The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their consideration of the Company’s internal control; and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2011, filed by the Company with the SEC.  The Audit Committee selected the Company’s independent registered public accounting firm for the year ending September 30, 2012.

The Audit Committee is governed by a charter.  The Audit Committee held six meetings during fiscal year 2011.  The Audit Committee is comprised solely of independent directors as defined by the NYSE Amex Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

Audit Committee of the Board of Directors
Dennis W. Baker, Committee Chair
Thomas C. Williams
Charles W. B. Wardell III

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Company’s Board of Directors has selected BDO USA, LLP to serve as the Company’s independent registered public accounting firm and to audit the Company’s consolidated financial statements for the fiscal year ending September 30, 2011.  BDO USA, LLP has served as the Company’s independent registered public accounting firm since fiscal 2004.

A representative of BDO USA, LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

PRINCIPAL ACCOUNTANT FEES

The following table presents fees billed or expected to be billed by BDO USA, LLP for professional services rendered for the audit of the Company’s financial statements for the fiscal years ended September 30, 2011 and 2010, and fees billed by BDO USA, LLP during those years for other professional services:

	Fiscal	Fiscal
	2011	2010

Audit fees	$122,000	$90,000
Audit-related fees	4,000	42,000
Tax fees	—	—
All other fees	52,000	—

“Audit fees” relate to services rendered for the audit of the Company’s consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company’s quarterly reports filed with the SEC.

“Audit-related fees” relate to services rendered that are reasonably related to the audit of the Company’s consolidated financial statements and are not included in “audit fees.”  These services include audits of the Company’s 401(k) retirement plan, the acquisition of certain assets of On-Site Services, Inc. and consultations on certain accounting matters.

“All other fees” relate to services rendered in connection with the subpoena issued to the Company by the SEC on February 14, 2011.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, and to not engage them to perform the specific non-audit services proscribed by law or regulation.  At the beginning of each fiscal year, the Audit Committee meets with the independent registered public accounting firm and approves the fees and services to be performed for the ensuing year.  On a quarterly basis, the Audit Committee reviews the fees billed for all services provided for the year to date, and it pre-approves additional services if necessary.  The Audit Committee’s pre-approval policies allow management to engage the independent registered public accounting firm for consultations on tax or accounting matters up to an aggregate of $10,000 annually.  All fees listed in the table above were approved in accordance with the Audit Committee’s policies.

PPOPOSAL 2:  APPROVAL OF THE COMPANY’S 2011 INCENTIVE PLAN

On December 13, 2011, the Board, upon the recommendation of the Compensation Committee, unanimously adopted the Company’s 2011 Incentive Plan (the “Plan”), subject to adoption and approval by the Company’s stockholders.  The Plan provides for the grant to directors, officers, consultants, advisors and employees of, and others providing services to, the Company and any subsidiary of the Company of nonqualified stock options (“Nonqualified Options”), incentive stock options (“Incentive Options” and together with the Nonqualified Options, “Options”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, and other equity incentives or stock or stock based awards (“Equity Incentives”), all of which are referred to collectively as “Awards”.

The Board is asking the Company's stockholders to adopt and approve the Plan.

On December 13, 2011, the Compensation Committee of the Board granted Nonqualified Options to purchase 300,000 shares of common stock, no par value (“Common Stock”), to each of Dennis W. Baker, Herbert F. Imhoff, Jr., Charles W. B. Wardell III, Thomas C. Williams and Salvatore J. Zizza under the Plan, subject to the approval of the Plan by the Company’s stockholders.  The Nonqualified Options will have an exercise price of $0.409 per share and will vest equally in one-third increments over three years.

The Board unanimously recommends that you vote FOR the adoption and approval of the Plan.

Description of the Plan
The following is a brief summary of certain provisions of the Plan, which summary is qualified in its entirety by the actual text of the Plan attached hereto as Appendix B.

Purpose of the Plan
The Plan is intended as an incentive to retain persons of training, experience and ability in the employ of and as directors, officers, consultants, advisors and employees of, and others providing services to, the Company and any subsidiary of the Company, to attract new directors, officers, consultants, advisors, employees and others to the Company, whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

Administration of the Plan
The Plan is to be administered by a committee, which may be the Compensation Committee of the Board (the “Committee”), consisting of two or more directors who are “non-employee directors” (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”)) and “outside directors” (within the meaning of Section 162(m) of the Internal Revenue Code (the “Code”)), which shall serve at the pleasure of the Board.  In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, Award or other acquisition under the Plan does not consist of two or more “non-employee directors,” or if there is no such Committee, then the Plan will be administered by the Board; provided, that grants to the Company’s Chief Executive Officer or to any other covered employee within the meaning of Section 162(m) of the Code that are intended to qualify as Section 162(m) grants may only be granted by the Committee.

Subject to the other provisions of the Plan, the Committee will interpret the Plan and all Awards granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan, and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards.  With respect to those Options and SARs for which the Plan satisfies the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code, the Committee, subject to the terms of the Plan, shall have full power and authority: (i) to designate recipients of such Options and SARs; (ii) to determine the terms and conditions of each Option and SAR granted (which need not be identical); and (iii) to determine whether Options shall be Incentive Options or Nonqualified Options.

Eligibility
The persons eligible for participation in the Plan as recipients of Awards include directors, officers, consultants, advisors and employees of, and others providing services to, the Company or any subsidiary of the Company; provided that Incentive Options may only be granted to employees of the Company or its subsidiaries.  Approximately 100 individuals are currently eligible to participate in the Plan.  In selecting participants, and determining the number of shares of Common Stock covered by each Award, the Committee may consider any factors that it deems relevant, including without limitation, the office or position held by the participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or its subsidiaries, the participant’s length of service, promotions and potential.  A participant who has been granted an Award may be granted additional Awards.

Shares Subject to the Plan
Subject to the conditions outlined below, the total number of shares of Common Stock which may be issued pursuant to Awards granted under the Plan may not exceed 2,000,000 shares of Common Stock, all of which may be Incentive Options.  The maximum number of shares of Common Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 300,000 shares, all of which may be Incentive Options.  Subject to applicable law, any Award that expires or is canceled prior to its exercise or vesting in full or if the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Award be reduced for any reason, the shares of Common Stock theretofore subject to such Award may be subject to future grants under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Common Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each participant’s proportionate interest shall be maintained as immediately before the occurrence of such event.  Where applicable, the adjustments will be made in accordance with Code Section 424 and 409A.

Options
An Option to purchase shares of Common Stock granted under the Plan will be designated at the time of grant as either an Incentive Option or as a Nonqualified Option.  The purchase price of each share of Common Stock purchasable under an option will be determined by the Committee at the time of grant, but may not be less than 100% of the fair market value of such share of Common Stock on the date the Option is granted, provided, that with respect to any recipient of an Incentive Option who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, the purchase price per share of Common Stock under an Incentive Option shall be at least 110% of the fair market value of such share of Common Stock on the date of grant.  The aggregate fair market value of Common Stock for which Incentive Options are exercisable for the first time during any calendar year under the Plan (with fair market value being determined as of the date the Option is granted) shall not exceed $100,000.  No Option shall be exercisable more than ten years after the date such Option is granted, provided, that with respect to any recipient of an Incentive Option who, at the time of grant, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.  Options granted under the Plan shall also be subject to such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable at the time of grant.

SARs
SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Committee at the time of grant.  SARs shall be granted with an exercise price that is not less than 100% of the fair market value of a share of Common Stock on the date such SAR is granted.  The term of SARs granted under the Plan shall be determined by the Committee, and except as determined otherwise by the Committee, shall remain exercisable until expiration, cancellation or termination.  No SAR shall be exercisable more than ten years after the date such SAR is granted.

Restricted Stock and Restricted Stock Units
Shares of restricted stock and restricted stock units may be granted under the Plan aside from, or in association with, any other Award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems desirable at the time of grant.  Recipients of restricted stock shall have the rights of a shareholder with respect to such Awards, subject to certain non-transferability and forfeiture restrictions provided by the Plan.  Recipients of restricted stock units will not receive dividends, will have no voting rights and will be subject to certain non-transferability and forfeiture restrictions provided by the Plan.  Except as the Committee, in its discretion, may provide either at the time of grant or in any agreement evidencing an Award to a participant, a recipient of restricted stock or restricted stock units shall cease vesting in all or any portion of such restricted stock or restricted stock units as of the date his employment with or service to the Company or any of its subsidiaries terminates, for whatever reason, and any shares of such restricted stock or restricted stock units that are not vested as of such date shall be forfeited.

Other Equity Incentives or Stock Based Awards
Subject to the provisions of the Plan, the Committee may grant Equity Incentives not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Common Stock) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine at the time of grant.  Such Awards may involve the transfer of actual shares of Common Stock to participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Restrictions on Transferability
Except pursuant to (i) the Committee’s sole discretion to permit the transfer of Nonqualified Options, restricted stock or restricted stock units in certain circumstances; (ii) a qualified domestic relations order; or (iii) as required by applicable law, the Awards granted under the Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Termination of the Plan
Unless sooner terminated as provided therein, the Plan shall terminate ten years from the date the Plan is approved by the Board; provided, however that the Plan will automatically terminate if it is not approved by the Company’s shareholders within one year of its approval by the Board.

Amendments to the Plan
The Committee may amend the terms of any Award granted, prospectively or retroactively, but no such amendment shall impair the rights of a recipient of any Award without such recipient’s consent.  The Committee may also substitute new Awards for previously granted Awards.  The Board may at any time amend, suspend, or terminate the Plan, except that (i) no amendment shall be made that would impair the rights of a recipient of any Award granted without such recipient’s consent; and (ii) following the approval of the Plan by Company’s shareholders, no amendment shall be made without the approval of the Company’s shareholders if (a) shareholder approval is required by any securities exchange or similar regulatory body or (b) such amendment would

(1) materially increase the number of shares that may be issued under the Plan;
(2) materially increase the benefits accruing to recipients of Awards;
(3) materially modify the requirements of eligibility under the Plan;
(4) decrease the exercise price of an Option or SAR to less than 100% of the fair market value per share of Common Stock on the date of grant thereof;
(5) extend the term of any Option; or
(6) change the granting corporation for Incentive Options or the stock available for Incentive Options.

Change in Control
The Committee has the authority, exercisable either in advance of any actual or anticipated “Change in Control” (as defined in the Plan) or at the time of an actual Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control, on such terms and conditions as the Committee may specify.

Effect of Termination of Employment on Awards
Unless otherwise determined by the Committee at the time of grant, if any participant’s employment with or service to the Company or any subsidiary terminates by reason of death or total and permanent disability (within the meaning of Section 22(e)(3) of the Code (“Disability”)), the Option or SAR may thereafter be exercised by the participant (or the participant’s transferee as applicable), to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or until the expiration of the stated term of such Option or SAR, whichever period is shorter.

Unless otherwise determined by the Committee at the time of grant, if any participant’s employment with or service to the Company or any subsidiary terminates by reason of retirement, any Option or SAR held by such participant may thereafter be exercised to the extent it was exercisable at the time of such retirement (or on such accelerated basis as the Committee shall determine at the time of grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or SAR, whichever period is shorter; provided, however, that, if the participant dies within such 60-day period, any unexercised Option or SAR held by such participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or SAR, whichever period is shorter.

Unless otherwise determined by the Committee at the time of grant, if any participant’s employment with or service to the Company or any subsidiary terminates for any reason other than death, Disability or retirement, the Option or SAR shall thereupon terminate, except that the portion of any Option or SAR that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or SAR’s term if the participant’s employment or service with the Company or any subsidiary is terminated by the Company or such subsidiary without cause or for good reason by the participant (the determination as to whether termination was for cause or for good reason to be made by the Committee).

Clawback
The Committee will, in all appropriate circumstances and in accordance with guidance issued by the SEC, require reimbursement of any annual incentive payment including Incentive Options and Nonqualified Options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the executive based upon the restated financial results.  In each case, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.

New Plan Benefits
The following table shows the number of Incentive Options issued under the Plan in December 2011.

2011 INCENTIVE PLAN

Name and Current Position	Estimated Fair Value ($)	Number of Nonqualified Options

Salvatore J. Zizza,	$77,000	300,000	(1)
Chief Executive Officer

Executive Group	$77,000	300,000	(2)

Non-Executive Director Group	$232,000	900,000	(3)

(1)
The Committee granted Mr. Zizza Nonqualified Options to purchase 300,000 shares of Common Stock, subject to stockholder approval of the Plan, which options vest equally in one-third increments over three years.

(2)
Includes Nonqualified Options granted by the Committee to Herbert F. Imhoff, Jr., the Company’s President, to purchase 300,000 shares of Common Stock, subject to stockholder approval of the Plan, which options vest equally in one-third increments over three years.

(3)
Includes Nonqualified Options granted by the Committee to purchase 300,000 shares of Common Stock granted to each of Charles W. B. Wardell III, Thomas C. Williams and Dennis W. Baker, each a director of the Company, subject to stockholder approval of the Plan.  Such Nonqualified Options each vest equally in one-third increments over three years.

U.S. Federal Income Tax Consequences

Incentive Options
Options that are granted under the Plan and that are intended to qualify as Incentive Options must comply with the requirements of Section 422 of the Code.  An Option holder is not taxed upon the grant or exercise of an Incentive Option; however, the difference between the fair market value of the shares of Common Stock on the exercise date will be an item of adjustment for purposes of the alternative minimum tax.  If an Option holder holds shares of Common Stock acquired upon the exercise of an Incentive Option for at least two years following the date of the grant of the Option and at least one year following the exercise of the Option, the Option holder’s gain, if any, upon a subsequent disposition of such shares will be treated as long-term capital gain for federal income tax purposes.  The measure of the gain is the difference between the proceeds received on disposition and the Option holder’s basis in the shares (which generally would equal the exercise price).  If the Option holder disposes of shares of Common Stock acquired pursuant to exercise of an Incentive Option before satisfying the one-and-two year holding periods described above, the Option holder may recognize both ordinary income and capital gain in the year of disposition.  The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Option holder’s adjusted basis in the shares (generally the Option exercise price); or (ii) the difference between the fair market value of the shares on the exercise date and the Option price.  The balance of the consideration received on such disposition will be long-term capital gain if the shares had been held for at least one year following exercise of the Incentive Option.

The Company is not entitled to an income tax deduction on the grant or the exercise of an Incentive Option or on the Option holder’s disposition of the shares of Common Stock after satisfying the holding period requirement described above.  If the holding periods are not satisfied, the Company will generally be entitled to an income tax deduction in the year the Option holder disposes of the shares, in an amount equal to the ordinary income recognized by the Option holder.

Nonqualified Options
In the case of a Nonqualified Option, an Option holder is not taxed on the grant of such Option.  Upon exercise, however, the participant recognizes ordinary income equal to the difference between the Option price and the fair market value of the shares of Common Stock on the date of the exercise.  The Company is generally entitled to an income tax deduction in the year of exercise in the amount of the ordinary income recognized by the Option holder.  Any gain on subsequent disposition of the shares of Common Stock is long-term capital gain if the shares are held for at least one year following the exercise.  The Company does not receive an income tax deduction for this gain.

SARs
No taxable income will be recognized by an Option holder upon receipt of a SAR and the Company will not be entitled to a tax deduction upon the grant of such right.  Upon the exercise of a SAR, the holder will include in ordinary income, for federal income tax purposes, the fair market value of the cash and other property received with respect to the SAR and the Company will generally be entitled to a corresponding tax deduction.

Restricted Stock and Restricted Stock Units
A recipient of restricted stock or restricted stock units will not have taxable income upon grant, but will have ordinary income at the time of vesting.  The amount of income will equal the fair market value on the vesting date of the shares and/or cash received minus the amount, if any, paid by the recipient.  A recipient of restricted stock may instead, however, elect to be taxed at the time of grant.  The Company will generally be entitled to an income tax deduction for the taxable year for which the recipient includes the amount in income.

Section 409A
The Plan is designed and is to be interpreted in a manner such that Awards will not be subject to Section 409A of the Code.

Vote Required
The affirmative vote of a majority of the shares represented at the Annual Meeting is required to adopt and approve the Plan.

Recommendation of the Board
The Board unanimously recommends a vote FOR the adoption and approval of the Plan.

OTHER MATTERS

Proposals of Shareholders

In order to be considered for inclusion in the Proxy Statement for the 2013 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received by the Company at its address hereinabove, on or before September 30, 2012.  Any such proposal will be subject to the requirements of the proxy rules adopted under the Exchange Act.

In addition, any shareholder wishing to bring business before an annual meeting must comply with certain provisions in the Company’s By-Laws.  The Company’s By-Laws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of shareholders of the Company other than by or at the direction of the Board of Directors of the Company.  Such notice generally must be delivered to or mailed to and received at the principal executive offices of the Company not less than ninety days nor more than one hundred twenty days prior to the anniversary date of the immediately preceding annual meeting of shareholders.  The shareholder must also comply with certain other provisions set forth in the Company’s By-Laws relating to the bringing of business before an annual meeting.  For a copy of the Company’s By-Laws, which includes the provisions relating to the bringing of business before an annual meeting, an interested shareholder should contact the Secretary of the Company, in writing, at Oakbrook Terrace Tower, One Tower Lane, Suite 2200, Oakbrook Terrace, Illinois 60181.

Availability of Form 10-K

The Company will furnish, upon request and without charge to each shareholder from whom it solicits proxies, a copy of its current annual report on Form 10-K, without exhibits, filed with the SEC.  Requests should be in writing and addressed to:

Investor Relations Department
General Employment Enterprises, Inc.
Oakbrook Terrace Tower
One Tower Lane, Suite 2200
Oakbrook Terrace, Illinois 60181
Phone number (630) 954-0400
or e-mail to invest@genp.com

Delivery of Documents to Shareholders Sharing an Address

Only one copy of this proxy statement, with attached appendixes, is being sent to multiple shareholders sharing an address unless the Company receives contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this proxy statement, he or she may contact investor relations at the address set forth above under “Availability of Form 10-K” and the Company will deliver the proxy statement to such shareholder promptly upon receiving the request. Any such shareholder may also contact investor relations if he or she would like to receive separate mailings in the future.  If a shareholder receives multiple copies of the Company’s mailing, he or she may request householding in the future by also contacting investor relations.

Other Business

At the date of this Proxy Statement, the Board of Directors is not aware of any matters, other than those stated above, that may be brought before the meeting.  However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

APPENDIX A

GENERAL EMPLOYMENT ENTERPRISES, INC.
AUDIT COMMITTEE CHARTER

November 19, 2007

Organization
This charter governs the operations of the Audit Committee.  The Board of Directors (the “Board”) shall appoint an Audit Committee (the “Committee”) of at least three members, consisting entirely of independent directors of the Board, and shall designate one member as chairperson, or delegate the authority to designate a chairperson to the Committee.  For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for board members as set forth in the NYSE Amex Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934.

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of time, and at least one member shall be an “audit committee financial expert,” as defined by rules of the Securities and Exchange Commission (the “SEC”).

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly.  The Committee shall meet separately and periodically with management and the independent registered public accountants.  The Committee shall report regularly to the Board with respect to its activities.

Purpose
The purpose of the Committee shall be to:

▪
Provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company’s financial statements; (ii) the effectiveness of the Company’s internal control over financial reporting; (iii) the Company’s compliance with legal and regulatory requirements; (iv) the independent registered public accounting firm’s qualifications and independence; (v) and the performance of the Company’s independent registered public accountants.

▪	Prepare the Audit Committee report that SEC rules require to be included in the Company’s annual proxy statement.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent registered public accountants, and management of the Company, and to determine that all parties are aware of their responsibilities.

Duties and Responsibilities
The Committee has the responsibilities and powers set forth in this Charter.  Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for establishing and maintaining internal control over financial reporting.  The independent registered public accountants are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances.  The Committee will take appropriate actions to monitor the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee.  These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

1.
The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent registered public accountants (including resolution of disagreements between management and the auditor regarding financial reporting and internal control-related matters) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, and the independent registered public accountants must report directly to the Committee.

2.
At least annually, the Committee shall obtain and review a report by the independent registered public accountants describing: (i) the firm’s internal quality control procedures; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent registered public accountants and the Company (to assess the auditors’ independence).

3.
After reviewing the foregoing report and the independent registered public accountants’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence.  Such evaluation should include the review and evaluation of the lead audit partner and take into account the opinions of management.

4.
The Committee shall determine that the independent registered public accounting firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

5.
The Committee shall pre-approve all audit and non-audit services provided by the independent registered public accountants, including specific pre-approval of internal control-related services, and shall receive certain disclosure, documentation, and discussion of non-prohibited tax services by the independent registered public accountant.  The Committee shall not engage the independent registered public accountants to perform non-audit services proscribed by law or regulation.  The Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

6.	The Committee shall discuss with the independent registered public accountants the overall scope and plans for their audits, including the adequacy of staffing and budget or compensation.

7.
The Committee shall regularly review with the independent registered public accountants any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent registered public accountants’ activities or access to requested information, and management’s response.  The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any significant consultations between the audit team and the audit firm’s national office on matters that are required to be disclosed to the Committee; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

8.
The Committee shall meet to review and discuss the quarterly financial statements with management and the independent registered public accountants prior to the release of earnings to the public and prior to the filing of the Company’s Quarterly Report on Form 10-Q.  Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent registered public accountants under the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).  The chairperson of the Committee may represent the entire Committee for the purposes of these reviews.

9.
The Committee shall meet to review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent registered public accountants prior to the release of earnings to the public and prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB).  Also, the Committee shall discuss the results of the annual audit and any matters required to be communicated to the Committee by the independent registered public accountants under the standards of the PCAOB.

10.
The Committee’s review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, and significant matters regarding internal control over financial reporting that have come to the attention of the independent registered public accountants during the conduct of their audits; (ii) discussions with management and the independent registered public accountants regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments, including consideration of the effects of alternative GAAP methods on the financial statements; (iii) consideration of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements; (iv) consideration of the judgment of both management and the independent registered public accountants about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements.

11.
The Committee shall receive and review a report from the independent registered public accountants, prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants; and other material written communications between the independent registered public accountants and management.

12.
The Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-B, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made.

13.
The Committee shall review management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year and the independent registered public accountants’ report on the effectiveness of internal control over financial reporting, if required under Section 404 of the Sarbanes-Oxley Act.

14.	The Committee shall discuss with management their process for assessing the effectiveness of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.

15.
The Committee shall discuss with the independent registered public accountants the characterization of deficiencies in internal control over financial reporting, if any, and any differences between management’s assessment of the deficiencies and the independent registered public accountants’.  The Committee shall also discuss with management its remediation plan to address internal control deficiencies.  The Committee shall determine that the disclosures describing any identified material weaknesses and management’s remediation plans are clear and complete.

16.	The Committee shall discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act.

17.
The Committee shall discuss with management and the independent registered public accountants any (i) changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Company’s internal control over financial reporting that are required to be disclosed and (ii) any other changes in internal control over financial reporting that were considered for disclosure in the Company’s periodic filings with the SEC.

18.	The Committee shall review with management the Company’s overall internal control programs.

19.
The Committee shall review the Company’s compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs.  The Committee shall review the Company’s code of conduct and programs that management has established to monitor compliance with such code.  The Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

20.
The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud.  The Committee shall also discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

21.
The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.	The Committee shall set clear hiring policies for employees or former employees of the independent registered public accountants that meet the SEC regulations and stock exchange listing standards.

23.
The Committee shall retain such outside legal, accounting, or other advisers as it considers necessary in discharging its oversight role.  The Committee shall approve, and the Company shall pay, the fees and expenses for: (i) compensation to the independent registered public accounting firm engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (ii) compensation to any advisers employed by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

24.
The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.  The Committee also shall discuss with the independent registered public accountants the accountants’ observations related to the effectiveness of the Committee.

25.	The Committee shall review and reassess the charter at least annually and obtain the approval of the Board.

APPENDIX B
GENERAL EMPLOYMENT ENTERPRISES, INC.
2011 INCENTIVE PLAN

1.	Purpose of the Plan.

This 2011 Incentive Plan (the “Plan”) has been adopted by the Board of Directors (the “Board”) of General Employment Enterprises, Inc., an Illinois corporation (the “Company”), on December 13, 2011, and is effective, subject to the approval of the Company’s shareholders.

The Plan is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees of, and others providing services to, the Company and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees of, and others providing services to, the Company whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

Certain options granted pursuant to the Plan may constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan may be nonqualified stock options (the “Nonqualified Options”).  Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act.  Further, the Plan shall satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options and stock appreciation rights (“Stock Appreciation Rights”) for which qualification for such exception is intended (“Section 162(m) Grants”).  In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The Board shall appoint and maintain as administrator of the Plan a Committee (the “Committee”), which may be the Compensation Committee of the Board, consisting of two or more directors who are “Non-Employee Directors” (as such term is defined in Rule 16b-3) and “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board.  The Committee, subject to the terms of this Plan, shall have full power and authority to designate recipients of Options, Stock Appreciation Rights, restricted stock (“Restricted Stock”), restricted stock units (“Restricted Stock Units”) and other equity incentives or stock or stock based awards (“Equity Incentives” and collectively with Options, Stock Appreciation Rights, Restricted Stock and Restricted Stock Units, “Awards”), to determine the terms and conditions of respective Awards (which need not be identical) and to determine which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options.  With respect to Section 162(m) Grants, the Committee, subject to the terms of this Plan, shall have full power and authority to designate recipients of Options and Stock Appreciation Rights, to determine the terms and conditions of respective Options and Stock Appreciation Rights (which need not be identical) and to determine whether Options shall be Incentive Options or Nonqualified Options.  To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Awards granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Awards granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Awards.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any other covered employee within the meaning of Section 162(m) of the Code that are intended to qualify as Section 162(m) Grants may only be granted by the Committee.

3.	Award Agreement.

The terms of an Award shall be evidenced by an agreement entered into by and between the Company and an Optionee or Grantee at the time the Award is granted (which may include an employment agreement or consulting agreement by and between the Company and the Optionee or Grantee (each as hereinafter defined)) (the “Award Agreement”).  In the event of any inconsistency between the terms of the Award Agreement and the Plan, the terms of the Plan shall govern.  In the event of any inconsistency between the terms of any employment agreement and any other Award Agreement, the terms of the employment agreement shall govern.

4.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”), Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Equity Incentives (respectively, the “Grantees”) are directors, officers, consultants, advisors and employees of, and others providing services to, the Company and any Subsidiary of the Company; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries.  In recommending to the Board (or selecting, in the case of Section 162(m) Grants) Optionees and Grantees, and the number of shares to be covered by each Award granted to Optionees or Grantees, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the Optionee or Grantee or the Optionee or Grantee’s relationship to the Company, the Optionee or Grantee’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee or Grantee’s length of service, promotions and potential.  An Optionee or Grantee who has been granted an Award hereunder may be granted additional Awards.

5.	Common Stock Reserved for the Plan.

Subject to adjustment as provided in Section 13 hereof, a total of 2,000,000 shares of the Company’s common stock (the “Common Stock”) shall be subject to the Plan, all of which may be Incentive Options.  The maximum number of shares of Common Stock that may be subject to Options and Stock Appreciation Rights granted under the Plan to any individual in any calendar year shall not exceed 300,000 common shares and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended.  The shares of Common Stock subject to the Plan shall consist of unissued shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Common Stock shall be and is hereby reserved for such purpose.  Any of such shares of Common Stock that may remain unsold and that are not subject to outstanding Awards at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan.  Should any Award expire or be canceled prior to its exercise or vesting in full or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Award be reduced for any reason, the shares of Common Stock theretofore subject to such Award may be subject to future grants under the Plan, except in the case of an Option or Stock Appreciation Right intended to qualify as performance-based compensation under Section 162(m) of the Code where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

6.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable at the time of grant:

(a)
Option Price.  The purchase price of each share of Common Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time an Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock under an Incentive Option shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant.  The exercise price for each Option shall be subject to adjustment as provided in Section 13 below.  “Fair Market Value” means the closing price of publicly traded shares of Common Stock on the business day immediately prior to the grant on the principal securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  Anything in this Section 6(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b)
Option Term.  The term of each Option shall be fixed by the Committee at the time of grant, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c)
Exercisability.  Subject to Section 6(e) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant.

(d)
Method of Exercise.  Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock on the trading day before the Option is exercised) which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option.  An Optionee shall have the right to dividends and other rights of a shareholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e)
Limit on Value of Incentive Option.  The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

(f)
Non-Transferability.  Options granted hereunder are not transferable (except pursuant to a qualified domestic relations order or as required by applicable law) and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit).  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

7.	Terms and Conditions of Stock Appreciation Rights.

(a)
General. Stock Appreciation Rights shall be granted with an exercise price that is not less than 100% of the Fair Market Value (as defined in Section 6(a) herein) of a share of Common Stock on the date the Stock Appreciation Right is granted and shall be exercisable at such time or times and subject to such other terms and conditions, not inconsistent with the terms of the Plan, as shall be determined by the Committee at the time of grant. Unless otherwise provided, Stock Appreciation Rights shall become immediately exercisable and shall remain exercisable until expiration, cancellation or termination of the award.  Such rights may be exercised in whole or in part by giving written notice to the Company.  Stock Appreciation Rights to the extent then exercisable may be exercised for payment in cash, shares of Common Stock or a combination of both, as the Committee shall deem desirable, equal to: (i) the excess of the Fair Market Value as defined in Section 6(a) herein of a share of Common Stock on the date of exercise over (ii) the exercise price of such Stock Appreciation Right.  Stock Appreciation Rights may be tandem or non-tandem.

(b)
Non-Transferability.  Stock Appreciation Rights granted hereunder are not transferable (except pursuant to a qualified domestic relations order or as required by applicable law) and may be exercised solely by the Grantee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.  Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Stock Appreciation Right contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

8.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other Award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change in Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable at the time of grant:
(a)
Grantee Rights.  A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee.  After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a shareholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 8(d) below.

(b)
Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c)
Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d)
Forfeitability and Non-Transferability of Restricted Stock.  Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied or lapse.  Shares of Restricted Stock are not transferable (except pursuant to a qualified domestic relations order or otherwise as required by applicable law) until the date on which the Committee has specified that the restrictions applicable thereto shall have been satisfied or lapse. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Restricted Stock contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee. Unless otherwise provided, distributions of additional shares or property in the form of dividends or otherwise in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e)
Termination.  Except as otherwise provided in an Award Agreement, a Grantee shall cease vesting in all or any portion of Restricted Stock as of the date his employment with or service to the Company or a Subsidiary terminates, for whatever reason, and any shares of Restricted Stock that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, provide at the time of grant that a Grantee whose employment with or service to the Company terminates for any reason (including as a result of death or Disability (as hereinafter defined) and/or following a Change in Control (as hereinafter defined)), may vest in all or any portion of his Restricted Stock award.  Any Restricted Stock award not so vested shall be forfeited.  For the avoidance of doubt, in the event that a Subsidiary of the Company no longer qualifies as a “Subsidiary” as defined in Section 424(f) of the Code (including due to the sale of such Subsidiary to a third-party), Grantee’s employment with or service to the Company or a Subsidiary shall be deemed to have terminated and, unless otherwise determined by the Committee at the time of grant, any shares of Restricted Stock that are not vested as of such date shall be forfeited.

9.	Terms and Conditions of Restricted Stock Units.

Restricted Stock Units may be granted under this Plan aside from, or in association with, any other Award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock Units upon a Change in Control) not inconsistent with the terms of the Plan, as the Committee shall deem desirable at the time of grant.

(a)
Forfeitability and Non-Transferability of Restricted Stock Units.  Restricted Stock Units are forfeitable until the terms of the Restricted Stock Units grants have been satisfied or lapse.  Restricted Stock Units are not transferable (except pursuant to a qualified domestic relations order or otherwise as required by applicable law) until the date on which the Committee has specified that the restrictions applicable thereto shall have been satisfied or lapse. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Restricted Stock Units contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(b)	Dividend Rights. A Grantee shall have receive no dividends with respect to any Restricted Stock Units granted hereunder.
(c)	Voting Rights. A Grantee shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
(d)
Deferral Rights.  A Grantee of Restricted Stock Units shall have an inclusion in income in the year that the restrictions applicable to such Restricted Stock Units have been satisfied or lapse, and shall have no additional deferral rights.

(e)
Form of Payment.  After all conditions and restrictions applicable to a Restricted Stock Unit have been satisfied or lapse, a Grantee of Restricted Stock Units shall receive Common Stock in respect of such Restricted Stock Units.

(f)
Termination. Except as otherwise provided in an Award Agreement, a Grantee shall cease vesting in all or any portion of Restricted Stock Units as of the date his employment with or service to the Company or a Subsidiary terminates, for whatever reason, and any Restricted Stock Units that are not vested as of such date shall be forfeited; provided the Committee may, in its discretion, at the time of grant provide that a Grantee whose employment with or service to the Company terminates for any reason (including as a result of death or Disability (as hereinafter defined) and/or following a Change in Control (as hereinafter defined)), may vest in all or any portion of his Restricted Stock Units.  Any Restricted Stock Units not so vested shall be forfeited. For the avoidance of doubt, in the event that a Subsidiary of the Company no longer qualifies as a “Subsidiary” as defined in Section 424(f) of the Code (including due to the sale of such Subsidiary to a third-party), Grantee’s employment with or service to the Company or a Subsidiary shall be deemed to have terminated and, unless otherwise determined by the Committee at the time of grant, any Restricted Stock Units that are not vested as of such date shall be forfeited.

10.	Other Equity Incentives or Stock Based Awards.

The Committee, in the case of Equity Incentives intended to satisfy the requirements of Section 162(m) of the Code, may grant or, in all other cases, may recommend to the Board the grant of Equity Incentives (including the grant of unrestricted shares) to such key persons, in such amounts and subject to such terms and conditions, as the Committee shall in its discretion determine at the time of grant, subject to the provisions of the Plan and as evidenced by an Award Agreement.  Such awards may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock.

11.	Change in Control.

(a)
Acceleration of Award Upon Change in Control. The Committee shall have the authority, exercisable either in advance of any actual or anticipated “Change in Control” (as hereinafter defined) or at the time of an actual Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Change in Control, on such terms and conditions as the Committee may specify.  The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Grantee’s or Optionee’s employment with or service to the Company or any Subsidiary of the Company within a specified period following the effective date of the Change in Control.  The Committee may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(b)	Definition of Change in Control. For purposes of the Plan, a Change in Control shall be deemed to have occurred if:
(i)
a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii)
the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii)
the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)
a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

For purposes of this Section 11(b), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(1)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

12.	Term of Plan.

No Award shall be granted pursuant to the Plan after the date which is ten years from the effective date of the Plan, but Awards theretofore granted may extend beyond that date.

13.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or similar type of corporate restructuring affecting the Common Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event.  The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Sections 424(h) or 409A of the Code.  Appropriate adjustments shall also be made in the case of outstanding Stock Appreciation Rights, Restricted Stock and Restricted Stock Units granted under the Plan.

14.	Purchase for Investment.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Awards under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities (if issued) for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

15.	Taxes.

(a)
The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Awards granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b)
If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c)
If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within 10 days hereof.

(d)	Any fraction of a share of Common Stock required to satisfy a tax obligation shall be disregarded and the amount shall be paid instead in cash by the grantee.

16.	Effective Date of Plan.

The Plan shall be effective upon its approval by the Board; provided, however, that the Plan will automatically terminate if it is not approved by the Company’s shareholders within one year of its approval by the Board.  If certain Options are intended to qualify as Incentive Options, the Plan must be approved by majority vote of the Company’s shareholders no later than one year of its approval by the Board and if certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, such shareholder approval must satisfy the requirements set forth in Section 162(m) of the Code

17.	Amendment and Termination, Section 409A of the Code.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee or Grantee under any Award theretofore granted without the Optionee or Grantee’s consent, and except that, following approval of the Plan by shareholders, no amendment shall be made without the approval of the shareholders of the Company if (i) so required pursuant to the rules of any securities exchange or similar regulatory body, or (ii) if such amendment would:
(a)	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 13;
(b)	materially increase the benefits accruing to the Optionees or Grantees under the Plan;
(c)	materially modify the requirements as to eligibility for participation in the Plan;
(d)
decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Stock Appreciation Right to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e)	extend the term of any Option beyond that provided for in Section 6(b); or
(f)	change the granting corporation for Incentive Options or the stock available for Incentive Options.

The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (except as provided in the succeeding paragraph) impair the rights of any Optionee or Grantee without the Optionee or Grantee’s consent.  The Committee may also substitute new Awards for previously granted Awards including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate, subject to the provisions of Sections 162(m) and 409A of the Code.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee and Board shall exercise its discretion in granting Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Equity Incentive hereunder (and the terms of such grants), accordingly.  The Plan and any grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit or Equity Incentive hereunder may be amended from time to time (without, in the case of an award, the consent of the participant) as may be necessary or appropriate to comply with the Section 409A Rules.

18.	Government Regulations.

The Plan, and the grant and exercise of Awards hereunder, and the obligation of the Company to sell and deliver shares under such Awards shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

19.	General Provisions.

(a)
Certificates.  All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the U.S. Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b)
Employment Matters.  The adoption of the Plan shall not confer upon any Optionee or Grantee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee or Grantee who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c)
Limitation of Liability.  No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d)
Registration of Common Stock.  Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States.  The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine.  If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

(e)
No Rights as a Shareholder. No Optionee or Grantee (or other person having the right to exercise such award) shall have any of the rights of a shareholder of the Company with respect to shares subject to such award until the issuance of a stock certificate to such person for such shares.  Except as otherwise provided herein, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

(f)
Termination by Death.  Unless otherwise determined by the Committee at the time of grant, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option or Stock Appreciation Right may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee or Grantee under the will of the Optionee or Grantee, for a period of one year after the date of such death or until the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(g)
Termination by Reason of Disability.  Unless otherwise determined by the Committee at the time of grant, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of total and permanent disability, within the meaning of Section 22(e)(3) of the Code (“Disability”), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at the time of grant), but may not be exercised after one year after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter.

(h)
Termination by Reason of Retirement.  Unless otherwise determined by the Committee at the time of grant, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option or Stock Appreciation Right held by such Optionee or Grantee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at the time of grant), but may not be exercised after 60 days after the date of such termination of employment or service or the expiration of the stated term of such Option or Stock Appreciation Right, whichever period is shorter; provided, however, that, if the Optionee or Grantee dies within such 60-day period, any unexercised Option or Stock Appreciation Right held by such Optionee or Grantee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year after the date of such death or for the stated term of such Option or Stock Appreciation Right, whichever period is shorter.  For purposes of this paragraph (i), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan exists, age 55.

(i)
Other Termination.  Unless otherwise determined by the Committee at the time of grant, if any Optionee or Grantee’s employment with or service to the Company or any Subsidiary terminates for any reason other than death, Disability or Normal or Early Retirement, the Option or Stock Appreciation Right shall thereupon terminate, except that the portion of any Option or Stock Appreciation Right that was exercisable on the date of such termination of employment or service may be exercised for the lesser of 30 days after the date of termination or the balance of such Option or Stock Appreciation Right’s term if the Optionee or Grantee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause or for good reason by the Optionee or Grantee (the determination as to whether termination was for cause or for good reason to be made by the Committee).  The transfer of an Optionee or Grantee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(j)
Clawback.  The Committee shall, in all appropriate circumstances and in accordance with guidance issued by the U.S. Securities and Exchange Commission, require reimbursement of any annual incentive payment including Incentive Options and Nonqualified Options to an executive officer where: (i) the payment was predicated upon achieving certain financial results that were subsequently the subject of a substantial restatement of Company financial statements filed with the U.S. Securities and Exchange Commission; and (ii) a lower payment would have been made to the executive based upon the restated financial results.  In each such instance, the Committee shall, to the extent practicable and in a manner consistent with Section 409A of the Code, seek to recover from the individual executive the amount by which the individual executive’s incentive payments for the three year period preceding the accounting restatement exceeded the lower payment that would have been made based on the restated financial results.  For purposes of this policy, the term “executive officer” means any officer who has been designated an executive officer by the Board.

(k)
Governing Law.  The Plan and actions taken in connection therewith shall be governed and construed in accordance with the laws of the State of Illinois (regardless of the law that might otherwise govern under applicable Illinois principles of conflicts of laws).  Unless otherwise provided in the Award Agreement, recipients of an award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Illinois, to resolve any and all issues that may arise out of or relate to the Plan or any Award Agreement.

(l)
Other Benefits.  No award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any other retirement plan of the Company or its Subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless such other plan expressly provides to the contrary.

(m)
Reporting.  The Company will provide Optionees who are awarded Incentive Options with statements in accordance with Section 6039(a) of the Code and will file a return with the Internal Revenue Service with respect to Optionees who are awarded Incentive Options in accordance with Section 6039(a)(1) of the Code.  The Company will provide Optionees who are awarded Nonqualified Options with a statement containing the information set forth in Treasury Regulation Section 1.61-14(c)(3).

(n)
No Fractional Shares.  No fractional shares shall be issued or delivered pursuant to the Plan or any award.  The Committee shall determine whether cash, awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(o)
Unfunded Plan.  Grantees and Optionees shall have no right, title, or interest whatsoever in or to any investments that the Company or its Subsidiaries may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any grantee, beneficiary, legal representative or other person.  To the extent that any person receives a right to receive payments from the Company or a Subsidiary, such right shall be no greater than the right of an unsecured creditor of the Company or Subsidiary.  All payments to be made hereunder shall be paid from the general funds of the Company or a Subsidiary and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts.  The Plan is not subject to ERISA.

(p)
Nonexclusivity of Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or the Committee to adopt such other arrangements as it may deed desirable for any grantee.

(q)
No Constraint on Corporate Action.  Nothing in the Plan shall be construed to (i) limit, impair or otherwise affect the Company’s or a Subsidiary’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate, or dissolve, liquidate, sell or transfer any part of its business or assets; or (ii) limit the right or power of the Company or Subsidiary to take any action which such entity deems to be necessary or appropriate.

(r)	Successors. The obligations of the Company under the Plan shall be binding upon the successors of the Company.
(s)
Legal Construction.  In the event that any one or more of the terms, provisions, or agreements that are contained in this Plan shall be held by a court or other tribunal to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term or provision that is contained in the Plan and the Plan shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

(t)
Headings.  The headings that are used in the Plan are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of the Plan.

(u)
Gender and Number.  Words of any gender used in this Plan shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(v)
Payments to Incompetents and Minors.  Should any Grantee or Optionee become incompetent or should any Grantee or Optionee designate a beneficiary who is a minor or an incompetent, the Committee is authorized to pay such funds to a parent of the minor or to a guardian of the minor or incompetent or directly to such minor or to apply such funds for the benefit of such minor or incompetent in such manner as the Committee shall determine in its sole discretion, but in a manner consistent with Code Section 409A.